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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported) November 22, 2000
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         ABN AMRO MORTGAGE CORPORATION (as depositor under the Pooling and Servicing Agreement, dated as of November 1, 2000 providing for, inter alia, the issuance of ABN AMRO Mortgage Corporation Mortgage Pass-Through Certificates Series 2000-3)

                  ABN AMRO MORTGAGE CORPORATION Series 2000-3
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             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


           333-85443-05                                  36-3886007
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     (Commission File Number)              (I.R.S. Employer Identification No.)



   181 West Madison Street, Chicago, Illinois               60602
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    (Address of Principal Executive Offices)             (Zip Code)


                                 (248) 643-2530
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

         On November 28, 2000, the Registrant caused the issuance and sale of approximately $426,923,687 initial principal amount of Mortgage Pass-Through Certificates, Series 2000-3 (the "Certificates") pursuant to a Pooling and Servicing Agreement dated as of November 1, 2000, among ABN AMRO Mortgage Corporation, as depositor, Chase Bank of Texas, National Association, as trustee and ABN AMRO Mortgage Group, Inc., as servicer.

         In connection with the sale of the Certificates, the Registrant is filing a copy of the opinion letter issued by Mayer, Brown & Platt with respect to tax matters and legality.

                  ITEM 601(a) OF
                  REGULATION S-K
                  EXHIBIT NO.               DESCRIPTION
                  ---------------           ------------
                           5.1              Opinion Letter re: legality

                           8.1              Opinion Letter re: tax matters
                                            (included as part of Exhibit 5.1)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ABN AMRO MORTGAGE CORPORATION
                                                    (Registrant)




Dated:   November 28, 2000     By:  /s/ Maria Fregosi
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                               Name:   Maria Fregosi
                               Title:  Vice President

                                INDEX OF EXHIBITS

          ITEM 601(a) OF                SEQUENTIALLY
          REGULATION S-K                NUMBERED
          EXHIBIT NO.                   DESCRIPTION
          --------------                --------------
             5.1                        Opinion Letter re: legality

             8.1                        Opinion Letter re: tax matters
                                        (included as Part of Exhibit 5.1)